MATTHEW 25 FUND, INC.
                           NOTICE OF ANNUAL MEETING
                                  TO BE HELD
                                August 22, 1997

Notice is hereby given that an Annual Meeting of Shareholders of the Matthew 25 Fund, Inc. will be held August 22, 1997, at 7:00 PM at the offices of Boenning & Scattergood located at 200 Four Falls Corporate Center Suite #212 West Consho-hocken, Pennsylvania 19428 for the following purposes:

    1 - To elect six directors to serve until the next Annual Meeting or until their successors are elected and qualified.

    2 - To ratify the appointment of Landsburg Platt Raschiatore & Dalton Certi-fied Public Accountants as the Fund's independent accountants for the fiscal year ending December 31, 1997.

    3 - To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business July 23, 1997 as the re-cord date for determination of the shareholders entitled to notice of and to vote at the meeting.


              IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
               PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
                 PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.































                              MATTHEW 25 FUND, INC.
                               605 Cloverly Avenue
                              Jenkintown, PA 19046
                              Tel. 1-215-884-4458
                                or 1-888-M25 FUND

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                August 22, 1997

Enclosed herewith is a Notice of Annual Meeting of Shareholders of the Matthew 25 Fund (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund. The Proxy may be revoked at any time before it is exercised either by written notice mailed to the Fund, submission of a Proxy dated later than origi-nal Proxy, or by voting in person at the Annual Meeting. Any shareholder at-tending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

You are requested to insert your instructions on the enclosed Proxy and then sign, date and return it. The cost of soliciting Proxies will be borne by the Fund.

There is one class of capital stock of the Fund with equal voting rights. On July 23, 1997, the date of record, there were shareholders 143 and 851,611.043 shares outstanding. In all matters each share has one vote per share and frac-tional shares will have an equivalent fractional vote.

Shareholders are entitled to receive copies of the most recent annual and / or semiannual financial statements. Requests for financial statements are to be made to the Fund's office at the address or phone number given at the beginning of this Proxy Statement. The Semiannual Financial Statements were mailed to all Shareholders as of June 30, 1997.

                             ELECTION OF DIRECTORS
There are six (6) nominees listed below who consent to serve as directors, if so elected, until the next Annual Meeting of Shareholders.

                      OFFICERS AND DIRECTORS OF THE FUND
Officers and Directors of the Fund, together with their addresses, principal oc-cupations during the past five years and their ownership of the Fund are as fol-lows:
                          Principal Occupation       Fund Shares        Percent
Name                Age   Past Five Years            Owned 5/15/97      of class

Steven D. Buck       37   Partner Stevens & Lee          2,160.518         0.00%
 Esq.                     Reading, PA

Dr.Philip J. Cinelli 37   Physician Family Practice      1,508.960         0.00%
 D.O.                     Bangor, PA

Samuel B. Clement    39   Stockbroker Legg Mason            20.627         0.00%
                          Bryn Mawr, PA

Linda Guendelsberger 37   Partner Fishbein & Co P.C.     2,700.286         0.00%
 CPA (Secretary)          Elkins Park, PA

Mark Mulholland*     37   President Matthew 25 Fund     84,007.301 **      9.87%
                          Stockbroker(Boenning &
                          Scattergood) Jenkintown, PA

Scott A. Satell      35   Partner BPI                    1,983.173         0.00%
                          Bala Cynwyd, PA

* Director of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.

** Mark & Ann Mulholland own 77,647.44 shares Jointly, 1,063.286 in custodial accounts for their children, 301.477 in Ann's IRA, and 4,995.098 in Mark's IRA.

Shareholders have one vote, per each share they own, for each of the six direc-tors . All Proxies returned to the Fund, except those specifically marked to indicate abstention, will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each direc-tor.

                    REMUNERATION OF DIRECTORS AND OFFICERS
The Fund did not pay fees to the independent directors for fiscal year ending December 31, 1996. The Fund intends to pay $400 per director in shares of the Fund in 1997 as long as the Fund's assets exceed $2,500,000.00. The previous Directors had received fees totaling $2,048 in 1996. Mark Mulholland will re-ceive benefit from the investment advisory fees payable to Matthew 25 Management Corp. and therefore will not be eligible to receive directors fees as long as his firm acts as the Investment Adviser.


                                   BROKERAGE
The Fund requires all brokers to effect transactions of portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. The Fund will place all orders for purchases and sales of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. In accordance with Rule 17e-1 of the Investment Company Act of 1940, if the Fund's President is also a registered representative of a New York Stock Exchange or NASDAQ Member Firm, he may place orders through his concern at as low commission rates as possible but never to exceed rates that are higher than would be available through any other national brokerage firm. The Directors will review each transaction when a commission is generated at a brokerage firm which is affiliated with the Fund's President or Adviser and determine if the commission paid appears reasonable. In the event that the Board determines that any or all of the commissions paid are higher than what they determine as rea-sonable, then the Board will reduce the fees paid to the Adviser by an amount equal to the commissions deemed unreasonable. This review must be done at least quarterly. The Fund's President may select other brokers who in addition to meeting the primary requirements of execution and price, have furnished statist-ical or other factual information and services, which, in the opinion of manage-ment, are helpful or necessary to the Fund's normal operations. No effort will be made in any given circumstances to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid to brokers not affiliated with the President or Adviser at least semiannually.

                                  LITIGATION
As of the date of this Proxy, there was no pending or threatened litigation in-volving the Fund in any capacity whatsoever.


              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
Your Board of Directors has selected, subject to shareholder approval, Lands-burg, Platt, Raschiatore and Dalton CPA's, to audit and certify financial state-ments of the Fund for the year 1997. In connection with the audit function, Landsburg, Platt, Raschiatore and Dalton will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of pro-fessional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Landsburg, Platt, Raschiatore and Dalton. Neither Landsburg, Platt, Raschiatore and Dalton nor any of its partners have any direct or material indirect financial interest in the Fund. During the fiscal year ended December 31, 1996 Landsburg, Platt, Raschiatore and Dalton provided no non-auditing services to the Fund.

A representative of Landsburg, Platt, Raschiatore and Dalton will not be present at the meeting unless requested by a shareholder (either in writing or by tele-phone) in advance of the meeting. Such requests should be directed to the pres-ident of the Fund.



                             SHAREHOLDER PROPOSALS
The Fund tentatively expects to hold its next annual meeting in August 1998. Shareholder proposals may be presented at that meeting provided they are receiv-ed by the Fund not later then January 4, 1998 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 which sets forth certain requirements.



                                 OTHER MATTERS
The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meet-ing, the proxies will be voted in accordance with the view of the Board of Di-rectors.
























                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS
              MATTHEW 25 FUND INC. ANNUAL MEETING OF SHAREHOLDERS
                                August 22, 1997

The Annual Meeting of the Matthew 25 Fund, Inc. will be held August 22, 1997, at 7:00 PM at the offices of Boenning & Scattergood located at 200 Four Falls Cor-porate Center Suite #212 West Conshohocken, Pennsylvania 19428. The undersigned hereby appoints Mark Mulholland as proxy to represent and to vote all shares of the undersigned at the Annual Meeting of Shareholders and all adjournments thereof, with all powers the undersigned would posses if personally present, u-pon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT HIS DISCRETION ON ANY MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

        ____ FOR all nominees except as marked to the contrary below.

        ____ WITHHOLD AUTHORITY to vote for all nominees.

        To withhold authority to vote for nominees, strike a line through his/ their name(s)

        Steven D. Buck          Dr. Philip J. Cinelli          Samuel B. Clement

        Linda Guendelsberger           Mark Mulholland           Scott A. Satell

2. Proposal to ratify the selection of Landsburg, Platt, Raschiatore and Dalton by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1997.

        ____ FOR         ____AGAINST         ____ABSTAIN


Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 1997

                                                       ________________________
                                                        Shareholder's Signature
 (Account title & number of shares)
                                                       _________________________
                                                        Shareholder's Signature


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